Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of The Greenbrier Companies, Inc. (the Company) on Form 10-K for the annual period ended August 31, 2010 as filed with the Securities and Exchange Commission on the date therein specified (the Report), I, Mark J. Rittenbaum, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2010

/s/  Mark J. Rittenbaum

Mark J. Rittenbaum
Executive Vice President and
Chief Financial Officer

The Greenbrier Companies 2010 Annual Report	85